                                                 EX-99.B(e)tgtnwpartamend

                                 EXHIBIT A
                             AMENDMENT NO. 1

This Amendment No. 1 to Exhibit A is corresponds to the Fund Participation
      Agreement dated December 1, 2000 and is effective May 1, 2001.

 Variable Accounts         Corresponding         Corresponding Funds
   of Nationwide        Nationwide Contracts

  Nationwide VA         * Waddell & Reed         W&R Target Funds, Inc.
  Separate Account-D      Advisors Select        * Asset Strategy Portfolio
                          Annuity                * Balanced Portfolio
                                                 * Bond Portfolio
                                                 * Core Equity Portfolio
                                                   (formerly, Income Portfolio)
                                                 * Growth Portfolio
                                                 * High Income Portfolio
                                                 * International Portfolio
                                                 * Limited-Term Bond Portfolio
                                                 * Money Market Portfolio
                                                 * Science and Technology
                                                   Portfolio
                                                 * Small Cap Portfolio
                                                 * Value Portfolio

  Nationwide VLI         * Waddell & Reed        W&R Target Funds, Inc.
  Separate Account-5       Advisors Select Life  * Asset Strategy Portfolio
                         * Waddell & Reed        * Balanced Portfolio
                           Advisors Select       * Bond Portfolio
                           Survivorship Life     * Core Equity Portfolio
                                                   (formerly, Income Portfolio)
                                                 * Growth Portfolio
                                                 * High Income Portfolio
                                                 * International Portfolio
                                                 * Limited-Term Bond Portfolio
                                                 * Money Market Portfolio
                                                 * Science and Technology
                                                   Portfolio
                                                 * Small Cap Portfolio
                                                 * Value Portfolio

 Variable Accounts         Corresponding         Corresponding Funds
   of Nationwide        Nationwide Contracts

Nationwide Variable    * Waddell & Reed          W&R Target Funds, Inc.
Account-9                Advisors Select Plus    * Asset Strategy Portfolio
                         Annuity (proprietary    * Balanced Portfolio
                         version of Future       * Bond Portfolio
                         (1933 Act No. 333-      * Core Equity Portfolio
                         28995))                   (formerly, Income Portfolio)
                       * Waddell & Reed          * Growth Portfolio
                         Advisors Select         * High Income Portfolio
                         Reserve Annuity         * International Portfolio
                         (proprietary version    * Limited-Term Bond Portfolio
                         of Exclusive II         * Money Market Portfolio
                         (1933 Act No. 333-      * Science and Technology
                         52579))                   Portfolio
                                                 * Small Cap Portfolio
                                                 * Value Portfolio

                                  NATIONWIDE LIFE INSURANCE COMPANY AND
                                  NATIONWIDE LIFE AND ANNUITY INSURANCE
                                  COMPANY

                                  /s/William G. Goslee
                                  -----------------------------------------
                                  By:     William G. Goslee
                                  Title:  Vice President
                                          Investment Management Relationships

                                  WADDELL & REED, INC.

                                  /s/Thomas W. Butch
                                  -----------------------------------------
                                  By:     Thomas W. Butch
                                  Title:  Executive Vice President

                                  WADDELL & REED SERVICES COMPANY

                                  /s/Michael D. Strohm
                                  -----------------------------------------
                                  By:     Michael D. Strohm
                                  Title:  President

                                  W&R TARGET FUNDS, INC.

                                  /s/Robert L. Hechler
                                  -----------------------------------------
                                  By:     Robert L. Hechler
                                  Title:  President